Net Investments in Operating Leases	12 Months Ended
Dec. 31, 2016
Leases, Operating [Abstract]
NET INVESTMENT IN OPERATING LEASES
NET INVESTMENT IN OPERATING LEASES

Net investment in operating leases consist primarily of lease contracts for vehicles with retail customers, daily rental companies, and fleet customers with terms of 60 months or less.

Revenue from rental payments received on operating leases is recognized on a straight-line basis over the term of the lease. The accrual of revenue on operating leases is discontinued at the time an account is determined to be uncollectible.

We receive interest supplements and residual support payments on certain leasing transactions under agreements with Ford. We recognize these upfront collections from Ford and other vehicle acquisition costs as part of Net investment in operating leases, which are amortized to Depreciation on vehicles subject to operating leases over the term of the lease contract. The amount of unearned interest supplements and residual support included in Net investment in operating leases at December 31, 2015 and 2016 was $2.4 billion and $2.5 billion, respectively. The amount of earned interest supplements and residual support costs included in Depreciation on vehicles subject to operating lease for the years ended December 31, 2014, 2015, and 2016 was $1.3 billion, $1.5 billion, and $1.9 billion, respectively. The amount of interest supplements and residual support cash received totaled $1.8 billion, $1.9 billion, and $2.0 billion for the years ended December 31, 2014, 2015, and 2016, respectively.

Depreciation expense on vehicles subject to operating leases is recognized on a straight-line basis in an amount necessary to reduce the leased vehicle value to its estimated residual value at the end of the lease term. Our policy is to promptly sell returned off-lease vehicles. We evaluate our depreciation for leased vehicles on a regular basis taking into consideration various assumptions, such as expected residual values at lease termination (including residual value support payments from Ford) and the estimated number of vehicles that will be returned to us. Adjustments to depreciation expense reflecting revised estimates of expected residual values at the end of the lease terms are recorded prospectively on a straight-line basis. Upon disposition of the vehicle, the difference between net book value and actual proceeds is recorded as an adjustment to Depreciation on vehicles subject to operating leases.

We evaluate the carrying value of held-and-used long-lived asset groups (such as vehicles subject to operating leases) for potential impairment when we determine a triggering event has occurred. When a triggering event occurs, a test for recoverability is performed by comparing projected undiscounted future cash flows to the carrying value of the asset group. If the test for recoverability identifies a possible impairment, the asset group’s fair value is measured in accordance with the fair value measurement framework. An impairment charge is recognized for the amount by which the carrying value of the asset group exceeds its estimated fair value. For the periods presented, we have not recorded any impairment charges.

Net investment in operating leases at December 31 was as follows (in millions):

	2015	2016
Vehicles, at cost (a)	$29,673	$32,823
Accumulated depreciation	(4,545)	(5,550)
Net investment in operating leases before allowance for credit losses	25,128	27,273
Allowance for credit losses	(49)	(64)
Net investment in operating leases	$25,079	$27,209
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(a)	Includes interest supplements and residual support payments we receive on certain leasing transactions under agreements with Ford and affiliated companies, and other vehicle acquisition costs.

At December 31, 2015 and 2016, net investment in operating leases before allowance for credit losses includes $13.3 billion and $11.8 billion, respectively, of net investment in operating leases that have been included in securitization transactions but continue to be reported in our consolidated financial statements. These net investments in operating leases are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay our other obligations or the claims of our other creditors. We hold the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions (see Note 7 for additional information).

NOTE 5. NET INVESTMENT IN OPERATING LEASES (Continued)

We have entered into a sale-leaseback agreement with Ford primarily for vehicles that Ford leases to employees of Ford and its subsidiaries. The investment in these vehicles is included in Net investment in operating leases and Ford provides a limited guarantee of the residual value of these vehicles. The amount of employee and company vehicles at December 31, 2015 and 2016 was $652 million and $907 million, respectively. For the years ended December 31, 2014, 2015, and 2016, the operating lease revenue related to these vehicles was $259 million, $284 million, and $302 million, respectively.

The amounts contractually due for minimum rentals on operating leases at December 31, 2016 were as follows (in millions):

	2017	2018	2019	2020	2021
Minimum rentals on operating leases	$4,349	$2,750	$949	$66	$5